                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            ----------------------


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  February 20, 1997

                          Dean Witter, Discover & Co.
                          ---------------------------
                    (Exact name of Registrant as specified
                                in its charter)


          Delaware                1-11758                 36-3145972
   -------------------------------------------------------------------------
         (state or other        (Commission            (I.R.S. Employer
         jurisdiction of        File Number)          Identification No.)
         incorporation)


               Two World Trade Center, New York, New York 10048
               ------------------------------------------------
              (Address of principal executive offices)(Zip Code)

      Registrant's telephone number, including area code: (212) 392-2222
                                                          --------------


   -------------------------------------------------------------------------
                (Former address, if changed since last report.)

Item 5.  OTHER EVENTS

As previously disclosed in Dean Witter, Discover & Co.'s ("Dean Witter") current report on Form 8-K dated February 12, 1997, Dean Witter and Morgan Stanley Group Inc. ("Morgan Stanley") announced a definitive agreement to merge ("the Merger"). This transaction is intended to be accounted for as a pooling of interests and the new company will be named Morgan Stanley, Dean Witter, Discover & Co. Under the terms of the definitive agreement each of Morgan Stanley's common shares will be exchanged for 1.65 of Dean Witter's common shares. The Merger, which is expected to be completed in mid-1997, is subject to customary closing conditions, including certain regulatory approvals and the approval of the stockholders of both companies.

Certain financial information for Morgan Stanley and unaudited pro forma combined financial information for the combined entity giving effect to the merger is set forth under Item 7(c) below as Exhibits 99.1, 99.2 and 99.3. respectively.

Attached and incorporated herein by reference as Exhibit 23.1 is a copy of the consent of Ernst & Young LLP.

Item 7(c).  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
EXHIBITS.

Exhibit No.    Description
-------------  -----------

23.1           Consent of Ernst & Young LLP

99.1 The audited consolidated balance sheets of Morgan Stanley as of November 30, 1995 and January 31, 1995, and the related consolidated statements of income, cash flows and changes in shareholders' equity for each of the years in the three year period ended November 30, 1995.

99.2 The unaudited consolidated balance sheet of Morgan Stanley as of August 31, 1996 and the unaudited consolidated statements of income and cash flows of Morgan Stanley for the nine months ended August 31, 1996 and 1995.

99.3 The Morgan Stanley, Dean Witter, Discover & Co. unaudited pro forma condensed combined statement of financial condition at September 30, 1996, and unaudited pro forma condensed combined statements of income for the twelve months ended December 31, 1995, 1994 and 1993 and for the nine months ended September 30, 1996 and 1995.

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                        DEAN WITTER, DISCOVER & CO.
                                        -----------------------------------
                                                (Registrant)

                                        By: /s/ Ronald T. Carman
                                        -----------------------------------
                                            Ronald T. Carman
                                            Senior Vice President


Dated:  February 20, 1997

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549





                          DEAN WITTER, DISCOVER & CO.





                                   EXHIBITS
                             TO CURRENT REPORT ON
                        FORM 8-K DATED FEBRUARY 20, 1997




                                                  Commission File Number 1-11758

Exhibit No.    Description
-------------  -----------

23.1           Consent of Ernst & Young LLP

99.1 The audited consolidated balance sheets of Morgan Stanley as of November 30, 1995 and January 31, 1995, and the related consolidated statements of income, cash flows and changes in shareholders' equity for each of the years in the three year period ended November 30, 1995.

99.2 The unaudited consolidated balance sheet of Morgan Stanley as of August 31, 1996 and the unaudited consolidated statements of income and cash flows of Morgan Stanley for the nine months ended August 31, 1996 and 1995.

99.3 The Morgan Stanley, Dean Witter, Discover & Co. unaudited pro forma condensed combined statement of financial condition at September 30, 1996, and unaudited pro forma condensed combined statements of income for the twelve months ended December 31, 1995, 1994 and 1993 and for the nine months ended September 30, 1996 and 1995.